                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement


/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))


/X/ Definitive Proxy Statement


/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

The Flight International Group, Inc.
--------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14A-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         .......................................................................
         2) Aggregate number of securities to which transaction applies:

         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         .......................................................................
         4) Proposed maximum aggregate value of transaction:

         .......................................................................

         5) Total fee paid:

         .......................................................................

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the Date of its filing.

         1) Amount Previously Paid:

         ..........................................................
         2) Form, Schedule or Registration Statement No.:

         ..........................................................
         3) Filing Party:

         ..........................................................
         4) Date Filed:

         ..........................................................

                      THE FLIGHT INTERNATIONAL GROUP, INC.
                Newport News/Williamsburg International Airport
                         Newport News, Virginia  23602

                             ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ------------------

         Notice is hereby given that the Annual Meeting of Shareholders of The Flight International Group, Inc. (the "Company") will be held at the Company's offices at Newport News/Williamsburg International Airport, Newport News, Virginia, on Thursday, December 14, 1995 at 10:00 a.m., or at any adjournment thereof, to consider and vote upon the following matters, as more fully set forth in the accompanying Proxy Statement:

1.       To elect the Board of Directors

2. To ratify the selection of BDO Seidman, independent certified public accountants, as the Company's independent auditors for the year ending April 30, 1996.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only shareholders of record at the close of business on October 27, 1995 are entitled to notice of and to vote at the Annual Meeting. Shareholders who are unable to attend the Annual Meeting are requested to complete, date and return the enclosed form of proxy and return it promptly in the envelope provided.

         Shareholders who attend the annual meeting may revoke their proxy and vote their shares in person.

                                            Ann P. Campbell
                                            Secretary
Newport News, Virginia, U.S.A.

November 15, 1995



         The Annual Report of the Company for the fiscal year ended April 30, 1995, including audited financial statements, is enclosed, but not a part of the proxy solicitation material.

                      THE FLIGHT INTERNATIONAL GROUP, INC.
                Newport News/Williamsburg International Airport
                         Newport News, Virginia  23602

                              ------------------

                                PROXY STATEMENT

                              ------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

         This Proxy Statement is furnished to holders ("Shareholders") of shares of the new common stock, par value $.01 per share ("Common Stock") of The Flight International Group, Inc., a Georgia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on December 14, 1995 and at any adjournments thereof (the "Annual Meeting"), pursuant to the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, December 14, 1995, at 10:00 A.M. local time, at Newport News/Williamsburg International Airport, Newport News, Virginia.

         It is proposed that at the Annual Meeting: (i) six directors be elected; and (ii) the selection of BDO Seidman, independent certified public accountants, as the Company's independent auditors for the year ending April 30, 1996 be ratified. Management currently is not aware of any other matters which will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their judgment on such matters.


         Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to Shareholders on or about November 15, 1995, and will be solicited primarily by mail. Certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

REVOCABILITY AND VOTING OF PROXY

         A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Unless otherwise indicated on the form of proxy, shares represented by any proxy in the enclosed form, if the proxy is properly executed and received by the Company prior to the Annual Meeting, will be voted for each of the nominees for director as shown on the form of proxy, and for the ratification of the appointment of BDO Seidman as the Company's independent auditors. Shareholders may revoke the authority granted by their execution of proxies.

RECORD DATE AND VOTING RIGHTS


         Shareholders of record at the close of business on October 27, 1995 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote at the Annual Meeting 998,974 shares of Common Stock, each entitled to one vote. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Shares of Common Stock are counted for quorum purposes if they are represented for any purpose at the meeting other than solely to object to holding the meeting or transacting business at the meeting. Assuming a quorum is present, for the election of directors a plurality of the shares voting must vote in the affirmative. The approval of any other matter coming before the meeting requires that a majority of the shares voting must vote in the affirmative. Abstentions and broker non-votes are neither counted for purposes of determining the number of affirmative votes required for approval of proposals nor voted for or against matters presented for shareholder consideration. Consequently, so long as a quorum is present, abstentions and broker non-votes have no effect on the outcome of any vote.



                    BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                      CERTAIN STOCKHOLDERS AND MANAGEMENT



         The following table sets forth information as of October 27, 1995, regarding the beneficial ownership of the Company's Common Stock of (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

Name and                                             Amount and
Address of                                           Nature of
Beneficial                                           Beneficial
Owner                                                Ownership                 Percent of Class
-----------                                          ----------                ----------------
Flight Partners Limited, L.P. ("FPL")                   60,000                       6.01%
c/o Lincolnshire Management, Inc.
780 Third Avenue
New York, NY 10017
Attention: Mr. William F. Wolffer, Jr.

Michigan National Bank                                 103,993                      10.41%(1)
2777 Inkster Road
Mail Code 10-60
Farmington Hills, MI 48334-5326
Attention: Otto Wilhelm, Vice President

SouthTrust Bank of Alabama, N.A.                       105,443                      10.56%(1)
112 N. 20th Street, 3rd Floor
Birmingham, AL 35203
Attention:  Mr. Lee Brown, Senior V.P.

Lease Plan U.S.A., Inc.                                 61,346                       6.14%
Interstate 180 North, #400
Atlanta, Georgia 30339

First Tennessee Equipment                               54,077                       5.41%
Finance Corp.
511 Union Street, Third Floor
Nashville, Tennessee 37219-1733

David E. Sandlin                                       195,000                      19.52%
c/o The Flight International Group, Inc.
Newport News/Williamsburg
  International Airport
Newport News, Virginia  23602

Wayne M. Richmon                                        50,000                       5.01%
c/o The Flight International Group, Inc.
Newport News/Williamsburg
  International Airport
Newport News, Virginia  23602

Gary D. Reinhart                                         - 0 -                       ---
c/o The Flight International Group, Inc.
Newport News/Williamsburg
  International Airport
Newport News, Virginia 23602

Ann P. Campbell                                          - 0 -                     ---
c/o The Flight International Group, Inc.
Newport News/Williamsburg
  International Airport
Newport News, Virginia  23602

C. Lofton Fouts, Jr.                                     - 0 -                     ---
6690 Knollwood Circle
Douglasville, GA 30135

John R. Bone                                           145,000                     14.51%
P.O. Box 217, 64 College Street
Newman, GA 30263

James N. Lingan                                          - 0 -                     ---
2531 Jefferson Davis Highway
Building NC3
Arlington, VA 22202

Vice Admiral
Richard M. Dunleavy (Ret.)                               - 0 -                     ---
2220 Sandpiper Road
Virginia Beach, VA 23456

ALL DIRECTORS AND
EXECUTIVE OFFICERS
AS A GROUP (8 individuals)                             390,000                     39.04%


---------------


(1) On February 4, 1994, (the "Petition Date") the Company, Flight International, Inc., a Georgia corporation and wholly owned subsidiary of the Company ("FII"), Flight International Aviation, Inc., a Georgia corporation and wholly owned subsidiary of the Company ("FIA") and Flight International of Florida, Inc., a Florida corporation and wholly owned subsidiary of FII ("FIF") (collectively, the "Chapter 11 Entities") filed a petition for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Newport News Division (the "Bankruptcy Court"). On December 28, 1994, a Joint Plan of Reorganization dated August 31, 1994, as amended, confirmed and decreed by order of the Bankruptcy Court (the "Plan") became effective pursuant to an order of the Bankruptcy Court.



         Pursuant to the Plan, 510,000 shares of New Common Stock were issued to unsecured creditors and certain other claimants of the Chapter 11 Entities, including these shareholders (the "Creditor Shareholders"). The Company disputed, however, claims to approximately 200,000 of such shares to certain creditors. As to these disputed claims, the Company is holding stock certificates issued to these creditors (on the basis of assuming that these creditors' claims were wholly justified), and is currently attempting to resolve such disputes in the Bankruptcy Court. As of the date of filing of this Proxy Statement, the Company has resolved claims relating to approximately 78% of all disputed claims, leaving only four creditors' claims being unresolved. The resolution of such unresolved disputes will result in fewer shares being delivered to such creditors than were issued pursuant to the Plan and which are being held by the Company. The shares which will not be delivered to these creditors will be cancelled and reissued pro rata to the remaining Creditor Shareholders, including certain of these shareholders, whose absolute and percentage ownership would thereby increase.

(2) In July, 1995, the Company settled its disputed claim with Roan, which will relinquish all 87,500 shares of New Common Stock described above. These shares will be redistributed to the Creditor Shareholders as described in footnote 1 above.

                   -----------------------------------------

                               PROPOSAL NUMBER 1
                           ELECTION OF SIX DIRECTORS

                   -----------------------------------------

         Six directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

         The nominees, their ages, the year in which each became a director and their principal occupations or employment during the past five years are:

                                                 YEAR FIRST
                                                   BECAME                     PRINCIPAL OCCUPATION
NAME                                AGE          DIRECTOR                  DURING THE PAST FIVE YEARS
----                                ---          ----------      ---------------------------------------------
David E. Sandlin                    51           1994            David E. Sandlin has been a director,
                                                                 President and Chairman of the Board of the
                                                                 Company since March 1994, and was formerly
                                                                 President of Flight International's Sales and
                                                                 Leasing Division.  Mr. Sandlin has been
                                                                 involved in aircraft marketing and management
                                                                 since 1978.  He has worked in various
                                                                 capacities for Cessna and Dassault and has
                                                                 extensive experience with Learjets.  In 1990,
                                                                 he founded DESCO Aviation Consultants
                                                                 International ("DESCO") and is an officer,
                                                                 director and 50% shareholder of Maritime
                                                                 Sales & Leasing, Inc. ("Maritime"), a major
                                                                 lessor of turbine aircraft.  Maritime has
                                                                 leased a total of

                                                                 eight aircraft to Flight International, Inc.,
                                                                 a wholly owned subsidiary of the Company
                                                                 ("FII").  Prior to FII's sale of Flight
                                                                 International Aviation Training Center, Inc.
                                                                 ("FIATC"), Maritime had leased certain
                                                                 aircraft and a simulator to FIATC.  Maritime
                                                                 also leases aircraft to Sentel Corp., which
                                                                 has been both a customer and competitor of
                                                                 FII.  FII also is a subcontractor of Sentel
                                                                 Corp. for contract flying services.

Wayne M. Richmon                    38              1995         Wayne M. Richmon is a director, Executive
                                                                 Vice President, Treasurer and Chief Financial
                                                                 Officer of the Company, and joined the
                                                                 Company in 1993.   Prior to joining the
                                                                 Company, he served previously as Chief
                                                                 Financial Officer for American Systems
                                                                 Engineering Company and held management
                                                                 positions at two national "big six"
                                                                 accounting firms, specializing in government
                                                                 contract and consulting services.  Mr.
                                                                 Richmon is a CPA registered in the State of
                                                                 Virginia.

C. Lofton Fouts, Jr.                63              1995         Mr. Fouts has been a director since 1995.  He
                                                                 has been involved in the aviation industry
                                                                 for 29 years, having written the original
                                                                 Piper Flite Center training syllabus, the
                                                                 first standardized flight program used
                                                                 nationwide in the general aviation industry.
                                                                 In 1988, Mr. Fouts formed Lofton Fouts &
                                                                 Associates, Inc., a general aviation
                                                                 consulting business specializing in sales,
                                                                 acquisitions and mergers of fixed base
                                                                 operations and related aviation businesses.

James N. Lingan                     48              1995         Mr. Lingan is a senior manager with KPMG Peat
                                                                 Marwick LLP in Washington, D.C.  Mr. Lingan
                                                                 supervises a staff which provides

                                                                 consulting and advisory services to Department of
                                                                 Defense weapons acquisitions programs.  Mr. Lingan
                                                                 served more than 10 years in the United States Navy
                                                                 and is a Captain in the Navy Reserve.

Vice Admiral Richard M. Dunleavy    62              1995         Admiral Dunleavy was formerly Assistant Chief
                                                                 of Naval Operations (Air Warfare).  Admiral
                                                                 Dunleavy joined the Staff of the Chief of
                                                                 Naval Operations in 1976.  From 1978 to 1979
                                                                 he was Commanding Officer of the USS
                                                                 Ponchatoula and assumed command of the USS
                                                                 Coral Sea in 1979.  In 1981 he was selected
                                                                 as Commander of U.S. Naval Forces in the
                                                                 Philippines and later became Commander,
                                                                 Carrier Group FOUR/Commander Striking Force
                                                                 Atlantic.  From 1986 to 1989 he was
                                                                 Commander, Naval Air Force, U.S. Atlantic
                                                                 Fleet.  Admiral Dunleavy's military awards
                                                                 include a Distinguished Service Medal, three
                                                                 Legions of Merit, eight Air Medals and four
                                                                 Navy Commendation Medals.

John R. Bone                        44              1995         Mr. Bone is a director of Global Jet, a
                                                                 corporate aircraft sales and brokerage firm,
                                                                 and is an officer, director and 50%
                                                                 shareholder of Maritime.  Mr. Bone studied
                                                                 aeronautical engineering at Northrup
                                                                 University.  He is an A&P mechanic, has
                                                                 worked as Chief Pilot for major U.S.
                                                                 companies and currently is a pilot with a
                                                                 major United States airline.  Global Jet,
                                                                 with Mr. Bone, has been instrumental in
                                                                 developing the fleet of Learjets for Phoenix
                                                                 Air Group, a competitor of FII.

BOARD OF DIRECTORS MEETINGS

        During the fiscal year ended April 30, 1995, there was one meeting of the Company's Board of Directors. Each of the six directors attended such meeting.


EXECUTIVE COMPENSATION

         The following table reflects the aggregate cash compensation, including bonuses and deferred compensation for all services in all capacities to the Company during the fiscal year ended April 30, 1995 for the Chief Executive Officer of the Company and the four highest paid executive officers whose aggregate remuneration exceeded $100,000.


                                                          Annual  Compensation
                                                        --------------------------------------
Name and                                                                          Other               All
Principal                                                                         Annual              Other
Position                          Year                  Salary                    Compensation        Compensation
--------                          ----                  ------                    ------------        ------------
David E. Sandlin
Chairman, President,
Director                          1995                 $89,612.39(1)              (2)                       (3)

Wayne M. Richmon
Executive Vice President,
Treasurer, Chief Financial
Officer, Director                 1995                 $71,692.29(4)              (5)                       (6)

-----------------

(1) Pursuant to an Employment Agreement, dated as of January 3, 1995, by and between the Company and David E. Sandlin (the "Sandlin Agreement"), Mr. Sandlin received a salary at an annual rate of $100,000 from the effective date of such agreement through the end of the fiscal year ended April 30, 1995.

(2) The Sandlin Agreement provides for certain perquisites, including an apartment in Newport News, Virginia, travel costs to and from his home in Atlanta, Georgia and an automobile in Newport News. The aggregate cost of these items for the fiscal year ended April 30, 1995 was $22,466.00.

(3) As part of the Plan, Mr. Sandlin purchased, for an aggregate of $145,000, 145,000 shares of Common Stock. In addition, as part of the Plan, as incentive compensation to Mr. Sandlin, he was issued 50,000 shares of Common Stock (the "Sandlin Incentive Stock"). Mr. Sandlin is an officer, director and 50% shareholder of Maritime. Maritime has leased a total of eight aircraft to FII. Prior to FII's sale of FIATC, Maritime had leased certain aircraft and a simulator to FIATC. Maritime also leases aircraft to Sentel Corp., which has been a competitor of FII and a maintenance and parts customer of FII. FII also is a subcontractor of Sentel Corp. for contract flying services.

(4) Pursuant to an Employment Agreement, dated as of January 3, 1995, by and between the Company and Wayne M. Richmon (the "Richmon Agreement"), Mr. Richmon received a salary at an annual rate of $80,000 from the effective date of such agreement through the end of the fiscal year ended April 30, 1995.

(5) The Richmon Agreement provides for certain perquisites, the aggregate amount of which is less than $50,000 and less than 10% of the annual salary set forth in footnote 4.

(6) As part of the Plan, as incentive compensation to Mr. Richmon, he was issued 50,000 shares of Common Stock (the "Richmon Incentive Stock").


THE FLIGHT INTERNATIONAL GROUP, INC. 401(k) PLAN

         On November 1, 1989, the Company terminated the 401(k) portion of its Employee Savings and Stock Ownership Plan (the "ESSOP Plan") and adopted a plan in the form of the Prudential Retirement Accumulation 401(k) plan, known as The Flight International Group, Inc. 401(k) Plan (the "401(k) Plan").

         The 401(k) Plan is a defined contribution plan sponsored by the Company. The 401(k) Plan covers all eligible employees of the Company. Employees become eligible to participate upon completing one year of service in a job classification not subject to a collective bargaining agreement. One year of service is defined as any consecutive 12 month period in which the employee works 1,000 hours.

         Participants may elect to have up to 15% of their compensation contributed to the 401(k) Plan, up to the maximum allowed by law. Contributions to the 401(k) Plan are matched by the Company at the rate of 25% of the first 4% of employees' contributions. All employee contributions, rollover contributions and earnings thereon are 100% vested. Company contributions vest at a rate of 20% per year. The participant may designate his contribution and employer matching contributions to be invested in any combination of seven money market, stock or bond funds maintained by the Trustee. After a participant dies or retires, the participant or his beneficiary is entitled to receive the entire vested balance of his account.

         The Company reserves the right to amend or terminate the 401(k) Plan at any time. If the 401(k) Plan is terminated, each participant is then vested with the amount in his account. The Company contributed $13,482 and $19,765 to the 401(k) Plan in fiscal years 1995 and 1994, respectively.

         The 401(k) Plan has applied for, but not yet received, a determination letter exempting it from Federal income taxes.

DIRECTORS' COMPENSATION

         Directors who are not members of management or affiliates thereof receive $1,000 for each Board meeting attended, plus out-of-pocket expenses incurred in connection with such attendance. Members of management and affiliates thereof who are directors do not receive separate compensation therefor.

EMPLOYMENT AGREEMENTS

The Sandlin Agreement

         The Sandlin Agreement continues for a term which expires December 31, 1996, provided, that the Sandlin Agreement is renewed automatically from year to year thereafter unless either party gives notice of termination. Mr. Sandlin's base salary is $100,000 per year (subject to increases by the Board of Directors taking into consideration certain factors specified therein). Mr. Sandlin is reimbursed for all necessary and reasonable expenses incurred in performing under the Sandlin Agreement and certain other expenses specified therein (including without limitation for the cost of an apartment and automobile for his use in Newport News, Virginia and his travel expenses to and from his home in Atlanta, Georgia and Newport News). He is also entitled to participate in any benefit programs which the Company may establish. The Sandlin Agreement also confirms the Company's agreement to issue the Sandlin Incentive Stock.

         The Company may terminate the Sandlin Agreement for "cause" (as defined therein), in the event of the death or disability of Mr. Sandlin or at any time after delivery to Mr. Sandlin of a written notice of termination. Mr. Sandlin may terminate the Sandlin Agreement on sixty (60) days' written notice for, among other things, a reduction in his base salary below that in existence upon signing (or other material breach by the Company), the relocation of the Company's offices and the assignment of duties inconsistent with his position or material adverse alteration in the nature or status of his responsibilities or conditions of employment (including without limitation material reductions in vacation or material increase in overnight travel obligations not reasonably required).

         In the event that the Sandlin Agreement is terminated by the Company for cause or in the event of death or disability, or in the event Mr. Sandlin terminates the Sandlin Agreement other than in connection with a change in control, Mr. Sandlin receives his salary, expense reimbursements and other benefits through the date of termination, in addition to any applicable insurance benefits.

         In the event of a termination by the Company not for cause, death or disability, or in the event Mr. Sandlin terminates the Sandlin Agreement in connection with a change in control, Mr. Sandlin receives the amounts described above plus a lump sum severance payment equal to 100% of his annual base salary at the rate in effect at the time notice of termination is given. In this circumstance, the Company, for one year after termination, also will provide Mr. Sandlin with life and health insurance benefits substantially similar to those he was receiving immediately prior to the notice of termination. A change in control is deemed to have occurred in the event of a sale of the Company or merger of the Company with another business pursuant to which any person or entity other than certain specified entities (these are Maritime, Global Jet, and DESCO) become beneficial owners of capital stock of the Company.

         The Sandlin Agreement prohibits Mr. Sandlin, during the term of the Sandlin Agreement and for one year thereafter, from serving as an employee, owner, partner, agent, director, officer, consultant or shareholder (except ownership of 5% or less of most public companies) of a business which is materially in competition with the business of the Company, but this provision can be modified by formal resolution of at least 75% of the Board of Directors
(excluding Mr. Sandlin).   The Company agrees to indemnify Mr. Sandlin against
reasonable expenses, liabilities and losses incurred or suffered by him in connection with his service to the Company.

The Richmon Agreement

         The Richmon Agreement continues for a term which expires December 31, 1996, provided, that the Richmon Agreement is renewed automatically from year to year thereafter unless either party gives notice of termination. Mr. Richmon's base salary is $80,000 per year (subject to increases by the Board of Directors taking into consideration certain factors specified therein). Mr. Richmon is reimbursed for all necessary and reasonable expenses incurred in performing under the Richmon Agreement and certain other expenses specified therein. He is also entitled to participate in any benefit programs which the Company may establish. The Richmon Agreement also confirms the Company's agreement to issue the Richmon Incentive Stock.

         The Company may terminate the Richmon Agreement for "cause" (as defined therein), in the event of the death or disability of Mr. Richmon or at any time after delivery to Mr. Richmon of a written notice of termination. Mr. Richmon may terminate the Richmon Agreement on sixty (60) days' written notice for, among other things, a reduction in his base salary below $80,000 (or other material breach by the Company), the relocation of the Company's offices and the assignment of duties inconsistent with his position or material adverse alteration in the nature or status of his responsibilities or conditions of employment.

         In the event that the Richmon Agreement is terminated by the Company for cause or in the event of death or disability, or in the event Mr. Richmon terminates the Richmon Agreement other than in connection with a change in control, Mr. Richmon receives his salary, expense reimbursements and other benefits through the date of termination, in addition to any applicable insurance benefits.

         In the event of a termination by the Company not for cause, death or disability, or in the event Mr. Richmon terminates the Richmon Agreement in connection with a change in control, Mr. Richmon receives the amounts described above plus a lump sum severance payment equal to 100% of his annual base salary at the rate in effect at the time notice of termination is given. In this circumstance, the Company, for one year after termination, also will provide Mr. Richmon with life and health insurance benefits substantially similar to those he was receiving immediately prior to the notice of termination. A change in control is deemed to have occurred in the event of a sale of the Company or merger of the Company with another business pursuant to which any person or entity becomes beneficial owner of capital stock of the Company.

         The Richmon Agreement prohibits Mr. Richmon, during the term of the Richmon Agreement and for one year thereafter, from serving as an employee, owner, partner, agent, director, officer, consultant or shareholder (except ownership of 5% or less of most public companies) of a business which is
materially in competition with the business of the Company.   The Company
agrees to indemnify Mr. Richmon against reasonable expenses, liabilities and losses incurred or suffered by him in connection with his service to the Company.

         THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 1, THE ELECTION AS DIRECTORS OF THE SIX NOMINEES LISTED ABOVE, TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                         ------------------------------

                               PROPOSAL NUMBER 2
                              ELECTION OF AUDITORS

                         ------------------------------

         The Shareholders will be asked to ratify the appointment of the firm of BDO Seidman, independent certified public accountants, as auditors of the Company for the fiscal year ended April 30, 1996. A representative of BDO Seidman will be present at the Annual Meeting, have an opportunity to make a statement if he so desires, and be available to respond to appropriate questions from Shareholders.

         THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


         The Board of Directors is not aware that any matters other than those set forth herein will come before the Annual Meeting. Should any matters requiring the vote of the Shareholders arise, it is intended that shares represented by proxies will be voted in respect thereof in accordance with the discretion of the person or persons holding the proxy.

         SUBMISSION OF PROPOSALS OF SHAREHOLDERS

         Proposals of Shareholders intended to be presented at the Company's 1996 Annual Meeting of Shareholders must be received at the Company's offices at Newport News/Williamsburg Airport, Newport News, Virginia 23602, Attention:
Ann P. Campbell,

Corporate Secretary, no later than May 15, 1996, to be considered for inclusion in the proxy statement and form of proxy for that meeting.

                                    PROXY



                      The Flight International Group, Inc.
                Newport News/Williamsburg International Airport
                         Newport News, Virginia  23602




THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FLIGHT INTERNATIONAL GROUP, INC.'S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 14, 1995 FOR SHAREHOLDERS OF RECORD OCTOBER 27, 1995.

The undersigned, being a holder of shares of New Common Stock, par value $.01 per share, of The Flight International Group, Inc., a Georgia corporation (the "Company"), hereby designates David E. Sandlin, Wayne M. Richmon or Ann P. Campbell his proxy, with full power of substitution in the premises, to vote at an annual meeting of shareholders of the Company to be held at the Company's offices at Newport News/Williamsburg International Airport, Newport News, Virginia 23602, on December 14, 1995 at 10:00 a.m., or at any adjournment thereof, as follows:


1.  ELECTION OF DIRECTORS

         Nominees: David E. Sandlin, Wayne M. Richmon, C. Lofton Fouts, John R. Bone, James N. Lingan and Vice Admiral Richard M. Dunleavy

         VOTE FOR all nominees listed above, except vote withheld from the
----     following nominees (if any):

         VOTE WITHHELD from all nominees listed.
----

2. RATIFY THE APPOINTMENT OF BDO SEIDMAN AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED APRIL 30, 1996.

     VOTE FOR                  VOTE AGAINST           ABSTAIN
----                      ----                   ----


3. To transact such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). THE FAILURE TO FILL IN THE CHOICES INDICATED ABOVE WILL AUTHORIZE THE PROXIES TO VOTE FOR THE PROPOSALS TO BE BROUGHT BEFORE THE MEETING.

                     (Please Date and Sign on Reverse Side)

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.


                          NUMBER OF SHARES:
                                           -------------------------------------

                          DATED:
                                ------------------------------------------------


                          ------------------------------------------------------
                                             SIGNATURE OF STOCKHOLDER


                          ------------------------------------------------------
                                           SIGNATURE IF HELD JOINTLY


                          PLEASE ENTER YOUR SOCIAL SECURITY NUMBER OR FEDERAL

                          EMPLOYEE IDENTIFICATION NUMBER HERE:


                          SOCIAL SECURITY OR FEI NO.:
                                                     ---------------------------

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.





                                     - 15 -